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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of report (Date of earliest event reported):  December 31, 2006
                                                         -----------------

                               Terra Systems, Inc.
                            ------------------------
             (Exact name of registrant as specified in its charter)

            Utah                    000-31483                 87-0637063
       ---------------             ------------           ------------------
       (State or Other             (Commission             (I.R.S. Employer
       Jurisdiction of             File number)           Identification No.)
       Incorporation)

              7001 South 900 East Ste 260
                    Midvale, Utah                                84047
       ----------------------------------------               ----------
       (Address of Principal Executive Offices)               (Zip Code)


       Registrant's telephone number, including area code: (435) 613-1036



                                 Not applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers; Compensatory Arrangements of Certain
Officers.

On December 27, 2006, Robert Underwood resigned from the Board of Directors of Terra Systems, Inc., effective as of December 31, 2006.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           Terra Systems, Inc.
                                           (Registrant)


                                           By: /s/  Clayton Timothy
                                           -------------------------------------
                                               Clayton Timothy
                                               Chief Executive Officer


Date:  January 10, 2007















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